UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 8, 2021

Date of Report (Date of earliest event reported)

000-52952

Commission File Number

FREEDOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	56-2560951
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6461 N 100 E, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

New Independent Accountants

Effective December 8. 2021, Olayinka Oyebola Co.(“OOC”) was dismissed as the independent registered public accounting firm of Freedom Holdings Inc. (the “Company”). The Company’s Board of Directors approved the dismissal of OOC.

OOC’s reports on the Company’s financial statements for the years ended September 30, 2020, and 2019, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Effective December 8, 2021, our Board of Directors appointed BF Borgers, CPA PC (“Borgers”), as our independent registered public accounting firm, to audit our financial statements for the year ended December 31, 2021 (the “Appointment”).

During our two most recent fiscal years and the subsequent interim periods, preceding the Appointment, neither we nor anyone on our behalf consulted Borgers regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has Borgers provided to us with a written report or oral advice regarding such principles or audit opinion.

The Company provided OOC with a copy of the foregoing disclosures and requested OOC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not OOC agrees with the disclosures. The Company will file a copy of OOCs letter as Exhibit 16.1 via amendment to this Current Report on Form 8-K

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Olayinka Oyebola Co letter of acknowledgment
99.1	12/27/2021 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2021	By:	/s/ Brian Kistler
Brian Kistler
Chief Executive Officer